SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stevens Point, State of Wisconsin, on December 15, 1993.

                                   FIRST FINANCIAL CORPORATION


                                   By: /s/ John C. Seramur
                                       John C. Seramur
                                       President and Chief Executive
                                       Officer


                          POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below appoints John C. Seramur and Robert M. Salinger, jointly and severally, each in his own capacity, his true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign any amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 15, 1993.



/s/  John  C.  Seramur               President and  Chief  Executive
  John C. Seramur                    Officer, Director



/s/   Thomas   Neuschaefer           (principal   financial   and
   Thomas Neuschaefer                 accounting officer)



/s/  Robert  S.  Gaiswinkler         Chairman  of  the  Board,
  Robert S. Gaiswinkler              Director




/s/ Gordon M. Haferbecker            Director
 Gordon M. Haferbecker



/s/ James O. Heinecke                Director
  James O. Heinecke


/s/ Robert T. Kehr                   Director
  Robert T. Kehr


/s/ Paul C. Kehrer                   Director
   Paul C. Kehrer


/s/ Robert P. Konopackv              Director
  Robert P. Konopacky


/s/ Dr. George R. Leach              Director
  Dr. George R. Leach


/s/ Ignatius H. Robers               Director
    Ignatius H. Robers


/s/ John H. Sproule                  Director
    John H. Sproule


/s/ Ralph R. Staven                  Director
    Ralph R. Staven


/s/ Norman L. Wanta                  Director
    Normal L. Wanta


/s/ Arlyn G. West                    Director
    Arlyn G. West


                                     Director
   Kenneth B. Willett